Coyol Free Zone & Business Park Building, 4th Street, Building B-15, Alajuela, COSTA RICA	1187 Coast Village Road, Suite 1-402, Santa Barbara CA 93108, USA
EXHIBIT 99.1

PRESS RELEASE	Investor/Media Contact: Raj Denhoy 415 828-1044 rdenhoy@establishmentlabs.com

Establishment Labs Announces Preliminary Fourth Quarter and Fiscal Year 2021 Revenue

•Fourth quarter revenue expected to be in the range of $35.0 million to $35.5 million, representing growth of 30% to 32% over the same period in 2020
•Fiscal year 2021 revenue expected to be in the range of $126.4 million to $126.9 million, representing growth of 49% to 50% over 2020 and above the mid-point of the current revenue guidance range

SANTA BARBARA, Calif., January 10, 2022 -- Establishment Labs Holdings Inc. (NASDAQ: ESTA), a global medical technology company dedicated to improving women’s health and wellness, principally in breast aesthetics and reconstruction, today reported preliminary unaudited revenue for the three months and fiscal year ended December 31, 2021.

Establishment Labs’ unaudited preliminary revenue for the fourth quarter of 2021 is expected to be in the range of $35.0 million to $35.5 million, an increase of 30% to 32% over the same period in the prior year. Based on the expected range for fourth quarter unaudited preliminary revenue, Establishment Labs expects full year 2021 revenue of $126.4 million to $126.9 million, an increase of 49% to 50% over 2020 and above the mid-point of the Company’s current 2021 revenue guidance range of $124 million to $128 million.

“Establishment Labs finished 2021 with record quarterly revenue and we continue to post growth well in excess of our underlying markets,” said Juan José Chacón-Quirós, Founder and CEO of Establishment Labs. “This strong momentum is a testament to the innovation we are bringing to these markets and to the dedication and focus of the entire Establishment Labs team. 2022 looks to be another strong year for ESTA, as our strategy of bringing science-based and consumer-centric innovation continues to resonate with women and surgeons around the world.”

Establishment Labs expects to release its full fourth quarter and fiscal year 2021 results on March 1, 2022 and will host a conference call that day to discuss those results. The preliminary revenue results provided in this release have not been audited and are subject to change.

Conference Call and Webcast Information

Establishment Labs will host a conference call and webcast today at 8:30 a.m. Eastern Time to discuss its financial results. The conference call can be accessed by dialing (877) 407-8037 (U.S. and Canada) or (201) 689-8037 (international) and using conference ID number 13723217. In addition, the live and archived webcast will be available on the Investor Relations section of the Company's website at www.establishmentlabs.com.

About Establishment Labs

Establishment Labs Holdings Inc. is a global medical technology company dedicated to improving women’s health and wellness. The company’s initial focus is breast health, principally breast aesthetics and reconstruction. Establishment Labs offers a portfolio of advanced silicone gel-filled breast implants, branded as Motiva Implants® that include a number of innovative and patented features designed to deliver improved aesthetic and clinical outcomes. Since commercial launch in 2010, more than 2.0 million Motiva Implants® have been delivered to plastic surgeons in over 80 countries. The company also offers or has under development a number of related products and technologies, including the Motiva Flora® tissue expander and Motiva MIA®, the company’s minimally invasive breast enhancement procedure. In 2018, Establishment Labs received an investigational device exemption (IDE) from the FDA for the Motiva Implant® and began a clinical trial to support regulatory approval in the United States. Motiva Implants® are manufactured at the company’s two facilities in Costa Rica, which are compliant with all applicable regulatory standards under ISO13485:2016 and FDA 21 CFR 820 under the MDSAP program. Please visit our website for additional information at www.establishmentlabs.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). You can find many (but not all) of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “intends to,” “would,” “will,” “may” or other similar expressions in this press release. Any statements that refer to projections of our future financial or operating performance, anticipated trends in our business, our goals, strategies, focus and plans, including related product development and commercialization and regulatory approvals, and other characterizations of future events or circumstances, including statements expressing general optimism about future operating results, related to the company’s performance are forward-looking statements. We claim the protection of the safe harbor contained in the Private Securities Litigation Reform Act of 1995. We caution investors that any forward-looking statements presented in this report, or that we may make orally or in writing from time to time, are expressions of our beliefs and expectations based on currently available information at the time such statements are made. Such statements are based on assumptions, and the actual outcome will be affected by known and unknown risks, trends, uncertainties, and factors that are beyond our control. Although we believe that our assumptions are reasonable, we cannot guarantee future performance, and some will inevitably prove to be incorrect. As a result, our actual future results and the timing of events may differ from our expectations, and those differences may be material. Factors, among others, that could cause actual results and events to differ materially from those described in any forward-looking statements include risks and uncertainties relating to: our ability to successfully, timely and cost-effectively develop, seek and obtain regulatory clearance for and commercialize our product offerings; the rate of adoption of our products by healthcare providers or other customers; the success of our marketing initiatives; the safe and effective use of our products; our ability to protect our intellectual property; our future expansion plans and capital allocation; our ability to expand upon and/or secure sources of credit or capital; our ability to develop and maintain relationships with qualified suppliers to avoid a significant interruption in our supply chains; our ability to attract and retain key personnel; our ability to scale our operations to meet market demands; the effect on our business of existing and new regulatory requirements; and other economic and competitive factors. These and other factors that could cause or contribute to actual results differing materially from our expectations include, among others, those risks and uncertainties discussed in the company’s quarterly report on Form 10-Q filed on November 9, 2021, and other filings made by the company with the Securities and Exchange Commission. The risks included in those documents are not exhaustive, and additional factors could adversely affect our business and financial performance. We operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time, and it is not possible for us to predict all such risk factors, nor can we assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We are not undertaking any obligation to update any forward-looking statements. Accordingly, investors should use caution in relying on past forward-looking statements, which are based on known results and trends at the time they are made, to anticipate future results or trends.

# # #